SCUDDER

---------------------------------------
EQUITY/GLOBAL
---------------------------------------



Scudder International
Value Fund

Fund #305




Annual Report
August 31, 1999




A fund seeking long-term growth
of capital through investment
primarily in undervalued foreign
equity securities.

A no-load fund with no
commissions to buy, sell, or
exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's Chairman

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      31   Report of Independent Accountants

                      32   Tax Information

                      33   Officers and Directors

                      34   Investment Products and Services

                      36   Scudder Solutions

Scudder International Value Fund
--------------------------------------------------------------------------------
                                                               fund number   305
--------------------------------------------------------------------------------

Date of Fund's        o    For the 12-month period that began with the fund's
Inception:                 inception on September 1, 1998, and ended August 31,
9/1/98                     1999, Scudder International Value Fund posted a
                           22.49% total return. Over the same period, the
                           unmanaged Morgan Stanley Capital International (MSCI)
                           EAFE Value Index returned 35.20%.
Total Net
Assets as of          o    As the global markets regained their balance, value
8/31/99:                   stocks once again strongly competed with growth
$3.2 million               stocks for global capital during the period.

                      o Scudder International Value Fund seeks long-term capital appreciation primarily by investing in undervalued foreign equity securities. The fund's investments focus on securities of mid- and large-cap companies, based outside the U.S., that are either included in, or have similar characteristics to those in the MSCI EAFE Value Index.

Letter from the Fund's Chairman
--------------------------------------------------------------------------------

Dear Shareholders,

Welcome to the first annual report for Scudder International Value Fund. The fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities. The fund focuses its investments on securities of mid- and large-cap companies, based outside the U.S., that are either included in, or have similar characteristics to those in the MSCI EAFE Value Index -- a benchmark of foreign security performance based on price-to-book value ratios.

The fund posted a 22.49% return over its fiscal year ended August 31, compared with the 35.20% return of the unmanaged MSCI EAFE Value Index over the same period. After suffering through the effects of financial crises that drove investors to familiar large-cap growth names through much of 1998, value stocks have re-emerged this year. For more information on the fund's performance, investment environment, and investment process, please see the Portfolio Management Discussion that begins on page 10.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder International Value Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Scudder International Value Fund's team in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder International Value Fund or any other Scudder fund, please call 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

Sincerely,


/s/Lynn S. Birdsong
Lynn S. Birdsong

Chairman,

Scudder International Value Fund

Performance Update
--------------------------------------------------------------------------------


                                                               August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                 Scudder International        MSCI EAFE
                      Value Fund             Value Index*


             9/1/98**  10000                    10000
              11/98    10633                    11670
               2/99    10555                    11607
               5/99    11368                    12500
               8/99    12249                    13520


-----------------------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------------------
                                                 Total Return
                              Growth of
Period ended 8/31/1999         $10,000            Cumulative
-----------------------------------------------------------------------
Scudder International Value Fund
-----------------------------------------------------------------------
1 Year**                      $ 12,249               22.49%
-----------------------------------------------------------------------
MSCI EAFE Value Index*
-----------------------------------------------------------------------
1 Year**                      $ 13,520               35.20%
-----------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Value Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index consists of the lowest price to book value stocks that add up to 50% of the Market Cap on a country to country basis. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 1, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                                      Period ended August 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER INTERNATIONAL VALUE FUND TOTAL RETURN (%) AND MSCI EAFE VALUE INDEX* TOTAL RETURN (%)

                                          1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                22.49
--------------------------------------------------------------------------------
Index Total
Return (%)                                35.20
--------------------------------------------------------------------------------
Net Asset
Value ($)                                 14.61
--------------------------------------------------------------------------------
Income
Dividends ($)                               .08
--------------------------------------------------------------------------------
Capital Gains
Distribution ($)                             --
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Value Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index consists of the lowest price to book value stocks that add up to 50% of the Market Cap on a country to country basis. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Europe                      66%                 Over the period, we used
Japan                       17%                     the fund's 14 single
Pacific Basin               12%                     country and regional
Canada                       3%                         models to select
Africa                       1%                        investments in 28
Latin America                1%                               countries.
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   41%                 The fund's portfolio is
Manufacturing               17%                  constructed to provide
Durables                     7%                    investors with broad
Utilities                    7%                   diversification, with
Energy                       7%                   the goal of producing
Metals & Minerals            4%                 the lowest risk and the
Construction                 4%                highest return possible.
Technology                   2%
Communications               2%
Other                        9%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(24.1% of Portfolio)                                        The fund focuses its
                                                                  investments on
 1.     BASF AG                                           securities of mid- and
        International chemical producer in Germany          large-cap companies,
                                                         based outside the U.S.,
 2.     Royal Bank of Scotland Group PLC                that are either included
        Bank in the United Kingdom                           in, or have similar
                                                             characteristics to,
 3.     Sakura Bank Ltd.                                     those in the Morgan
        Bank in Japan                                            Stanley Capital
                                                            International (MSCI)
 4.     National Westminster Bank PLC                          EAFE Value Index.
        Bank in the United Kingdom

 5.     DaimlerChrysler AG
        Worldwide designer, manufacturer, and marketer of automobiles, trucks, and other vehicles in Germany

 6.     ING Groep NV
        Provider of insurance and financial services in the Netherlands

 7.     UPM-Kymmene OYJ
        Manufacturer of paper and pulp products in Finland

 8.     Koninklijke (Royal) Philips Electronics NV
        Manufacturer of consumer electronics in the Netherlands

 9.     AXA SA
        Insurance group providing insurance, finance, and real estate services in France

10.     LM Ericsson Telephone Co. "B"
        Manufacturer of wired and mobile telecommunications equipment in Sweden





For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

In the following interview, portfolio managers Shahram Tajbakhsh, Josephine Chu, and Philip Fortuna discuss the fund's market environment and strategy during the twelve-month period ended August 31, 1999.

Q: How has Scudder International Value Fund performed over this introductory period?

A: The fund's total return was 22.49% over the 12- month period since its inception on September 1, 1998. Over the same period, the fund's unmanaged benchmark, the MSCI EAFE Value Index, returned 35.20%.

Q: How would you characterize the fund's performance so far?

A: I'm pleased with the results. The fund underweighted Japan by 17% during the period and still managed to perform well through stock selection, value selection, and other factors. Weakness in the yen and the presence and strong performance of several "mega-cap" Japanese stocks including Fuji Bank gave Japan a much higher weighting in the Index (29%) than usual.

Q: Have international value stocks staged a comeback?

A: In general, value has made a comeback. Most of the comeback so far has come from the mega-capitalization stocks (which this fund doesn't generally invest in), not from the large- or mid-caps. As the fund commenced operations a year ago growth was outperforming value, but after several months value overtook growth. So value has come back to some extent, but it's not fully back. And I expect that in the future we will see more of the value stocks performing better.

Q: For new investors, please explain how the fund selects investments.

A: We use a highly systematic process that begins with collecting extensive financial information on individual companies. Using proprietary quantitative models, we analyze this data in a consistent, objective way across a large universe of companies. As new information streams in, such as recent earnings reports, it is incorporated into the evaluation so that we can instantly see how the fresh data affects the relative attractiveness of each stock. Careful consideration is then given to the risk characteristics of these stocks within the context of a diversified portfolio.

We use two types of models: One is a country model that selects stocks within each country; the second is a global model that selects relative weightings for each country. Each employs a "bottom-up" approach. We run about 14 regional and single country models. These give us rankings within each region or country. The country models are for bigger countries, like Germany and the U.K., making up about 80% of the market's capitalization. The regional models select stocks within smaller countries in Europe, Latin America, and Asia.

Each model picks stocks that display value characteristics, as well as a certain amount of positive price momentum. Each country model is different because we believe each country's stocks behave differently. Each country model incorporates 5 to 8 factors depending on what works for the specific country. We then rank stocks in 5 different quintiles. The best buys are "1" and immediate sells are "5." We pick stocks to give us the best diversification possible and the lowest risk and highest return.

Q: Has the fund changed its sector weightings significantly since its inception?

A: The model that we use has directed some changes to the weightings during the past five months. We increased the fund's holdings in the the oil sector, adding BP, Total, and Elf. The fund also increased its weighting in technology. In telecommunications, we decreased our weighting because the sector seemed significantly overvalued.

Q: What type of individual is best suited for investments in international value stocks?

A: International value stocks are for people who are seeking a diversification tool for their U.S. investing, lower volatility, and higher returns over longer periods of time. If you have a three-year time horizon, I think international value stocks can be a superior vehicle. They have proved over the last year that they can deliver low correlation with growth stocks and comparable returns. Over the last year the Scudder International Value Fund portfolio gave us the indication that it's doing what we're asking it to do.

Scudder International Value Fund:
A Team Approach to Investing

Scudder International Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Shahram Tajbakhsh, who joined the Adviser in 1996, is responsible for the fund's day-to-day management and overall investment strategies. Mr. Tajbakhsh has seven years of industry experience and six years of experience developing analytical investment tools.

Portfolio manager Philip S. Fortuna joined the Adviser in 1986. Mr. Fortuna is currently director of the Adviser's quantitative group.

Portfolio manager Josephine W. K. Chu joined the Adviser in 1997. Ms. Chu has two years of industry experience. Prior to joining the Adviser, Ms. Chu worked toward her B.B.A. degree in accounting and an M.B.A. with a concentration in analytical finance.

Glossary of Investment Terms
--------------------------------------------------------------------------------

            Fundamental  Analysis of companies based on the projected impact of
               Research management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

           Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

              Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

                 Market The value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

             Over/Under  Refers to the allocation of assets -- usually by
              Weighting  sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g. the Russell 2000 Value Index) or an investment universe.

         Price/Earnings A widely used gauge of a stock's valuation that Ratio (P/E) (also indicates what investors are paying for a company's
              "earnings  earnings on a per share basis. A higher "earnings multiple")  multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

--------------------------------------------------------------------------------
                                                                 August 31, 1999


               Standard  A statistical measure of the degree to which an
              Deviation  investment's return tends to vary from the mean return.
                         Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

            Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                       as of August 31, 1999
--------------------------------------------------------------------------------
                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 100%
--------------------------------------------------------------------------------

 Australia 2.9%
 Australia & New Zealand Banking Group Ltd. (General
    trading and savings bank) .............................     2,680   17,479
 Commonwealth Bank of Australia (Provider of banking,
    insurance and related services) .......................       800   12,625
 National Australia Bank Ltd. (Commercial bank) ...........     3,000   45,488
 Qantas Airways Ltd. (International airline company) ......     5,000   16,161
                                                                       -------
                                                                        91,753
                                                                       -------
 Austria 0.7%
 Bank Austria AG (Provider of commercial and corporate
    banking services) .....................................        50    2,658
 Voest-Alpine Stahl AG (Processor and distributor of steel
    products) .............................................       605   19,778
                                                                       -------
                                                                        22,436
                                                                       -------
 Belgium 2.2%
 Arbed SA (Manufacturer of steel and related products) ....       100    9,998
 Gevaert NV (Investor in banks, insurance companies and
    chemical manufacturers) ...............................        50    2,841
 Groupe Bruxelles Lambert SA (Investor in utilities, media,
    finance, and real estate) .............................        50    9,569
 Solvay SA (Chemical producer) ............................       700   49,359
                                                                       -------
                                                                        71,767
                                                                       -------
 Brazil 0.3%
 Banco Bradesco SA (pfd.) (Commercial bank) ...............   500,000    1,984
 Petroleo Brasileiro SA (pfd.) (Petroleum company) ........    45,000    6,039
                                                                       -------
                                                                         8,023
                                                                       -------
 Canada 2.6%
 BCE, Inc. (Telecommunication services) ...................       750   34,951
 Bank of Nova Scotia (Bank) ...............................     1,200   26,033
 Barrick Gold Corp. (Gold exploration and production in
    North and South America) ..............................       100    1,938
 Dofasco Inc. (Producer of flat rolled and tubular steel) .       640   10,906
 Fletcher Challenge Canada Ltd. "A" (Producer and
    supplier of printing paper) ...........................       970   10,587
                                                                       -------
                                                                        84,415
                                                                       -------
 Denmark 0.6%
 Codan Forsikring (Insurance company) .....................        70    6,874
 Kapital Holding (Provider of banking services) ...........       105    3,736


    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------

 Unidanmark A/S "A" (Registered) (Bank holding
    company) ...............................................     150     9,863
                                                                      --------
                                                                        20,473
                                                                      --------
 Finland 2.8%
 Stora Enso OYJ -- R Shares (Manufacturer of paper and
    paper products) ........................................   1,475    19,662
 UPM-Kymmene OYJ (Manufacturer of paper and pulp
    products) ..............................................   2,000    69,296
                                                                      --------
                                                                        88,958
                                                                      --------
 France 11.5%
 AXA SA (Insurance group providing insurance, finance and
    real estate services) ..................................     545    67,921
 Assurances Generales de France (Health, life and liability
    insurance provider) ....................................     300    15,511
 Banque Nationale de Paris SA (Bank) .......................     750    57,447
 Bouygues SA (Conglomerate: public works, real estate and
    industrial development, engineering services, television
    and motion pictures) ...................................      45    12,426
 Elf Aquitaine SA (Petroleum company) ......................     170    29,855
 Etablissements Economiques du Casino Guichard-
    Perrachon SA (Operator of supermarkets and
    convenience stores) ....................................     110    11,603
 Finaxa (Insurance holding company) ........................     100    10,135
 Lafarge SA (Producer of cement, concrete and
    aggregates) ............................................     200    21,519
 Lagardere S.C.A. (Holding company with interests in
    publishing, defense, audiovisual production and
    services, telecommunications and media) ................     500    20,313
 Renault SA (Manufacturer of automobiles, buses, industrial
    and agricultural vehicles) .............................     300    16,187
 SEITA (Producer of cigarettes and pipe tobacco) ...........     200    10,918
 Scor SA (Property, casualty and life reinsurance
    company) ...............................................     140     6,994
 Societe Generale (Bank) ...................................      35     6,861
 Suez Lyonnaise des Eaux SA (Water and electric utility) ... 255 42,598 Total SA "B" (Explorer, developer and producer of oil
    and gas) ...............................................     300    38,721
                                                                      --------
                                                                       369,009
                                                                      --------
 Germany 9.5%
 Alcatel SEL AG (Manufacturer and marketer of
    telecommunication equipment) ...........................      55     8,146
 BASF AG (International chemical producer) .................   2,100    95,311
 Bayer AG (Chemical producer) ..............................     270    11,754
 DaimlerChrysler AG (Worldwide designer, manufacturer
    and marketer of automobiles, trucks and other vehicles)    1,050    79,315

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------

 Deutsche Bank AG (registered) (Provider of financial
    services) .............................................      350    23,957
 Dresdner Bank AG (Bank) ..................................      270    12,454
 FPB Holding AG (Manufacturer and marketer of paper and
    paper products) .......................................      280    48,285
 Porsche AG (Manufacturer of luxury sports cars) ..........        6    15,139
 SAP AG (pfd.) (Computer software manufacturer) ...........       25    10,051
                                                                     ---------
                                                                       304,412
                                                                     ---------
 Hong Kong 4.2%
 Amoy Properties Ltd. (Property management company) .......   45,000    44,334
 Hang Seng Bank Ltd. (Commercial banking and related
    financial services) ...................................    2,000    22,602
 Kerry Properties, Ltd. (Real estate company) .............    5,000     6,246
 Sun Hung Kai Properties Ltd. (Real estate developer and
    finance company) ......................................    1,000     8,500
 Wharf Holdings Ltd. (Property development and
    investment) ...........................................   20,000    54,347
                                                                     ---------
                                                                       136,029
                                                                     ---------
 India 0.8%
 ICICI Ltd. (Financial institution) (b) ...................    3,000     5,551
 Oil and Natural Gas Corp., Ltd. (Explorer and producer of
    crude oil) (b) ........................................    4,000    20,968
                                                                     ---------
                                                                        26,519
                                                                     ---------
 Italy 3.6%
 Ente Nazionale Idrocarburi SpA (Exploration and production
    of oil, natural gas, and chemicals) ...................    7,000    42,138
 Istituto Nazionale delle Assicurazione (Insurance
    company) ..............................................   19,000    45,830
 Montedison SpA (Holding company: chemicals, natural
    gas and agriculture) ..................................    7,280    10,975
 Telecom Italia SpA (Provider of telecommunications,
    electronics and network construction services) ........    3,000    17,202
                                                                     ---------
                                                                       116,145
                                                                     ---------
 Japan 17.0%
 ACOM Co., Ltd. (Provider of financial services) ..........      100    10,143
 Amada Metrecs Co., Ltd. (Manufacturer of metal molds
    and automated lines) ..................................    1,000     7,067
 Chugoku Electric Power Co., Inc. (Distributor of
    electricity) ..........................................    1,300    21,411
 Daiichi Pharmaceutical Co., Ltd. (Producer of ethical
    drugs) ................................................    1,000    15,439
 Fuji Bank, Ltd. (Provider of commercial and institutional
    banking services) .....................................    4,000    41,267
 Hitachi, Ltd. (General electronics manufacturer) .........    5,000    50,717

    The accompanying notes are an integral part of the financial statements.

                                                                           Market
                                                                 Shares   Value ($)
------------------------------------------------------------------------------------

 Honda Motor Co., Ltd. (Automobile and motorcycle
    manufacturer) ............................................      600    24,103
 Japan Energy Corp. (Importer of crude oil) ..................   10,000    12,782
 Kyushu Electric Power Co. (Provider of electricity) .........      800    12,782
 Nikko Securities Co., Ltd. (Securities broker and dealer) ...    6,000    51,931
 Nintendo Co., Ltd. (Manufacturer of game equipment) .........      100    17,347
 Ono Pharmaceutical Co., Ltd. (Producer of medicines for
    human and veterinary uses) ...............................    1,000    32,685
 Osaka Gas Co. (Gas distributor) .............................    1,000     3,195
 Sakura Bank Ltd. (Bank) .....................................   16,000    84,726
 Sanyo Electric Co., Ltd. (Manufacturer of consumer
    electronics) .............................................    5,000    21,684
 Sony Corp. (Manufacturer of consumer electronic
    products) ................................................      100    12,946
 Takefuji Corp. (Consumer loan company) ......................      200    32,156
 The Mitsui Trust & Banking Co., Ltd. (Provider of trust and
    commercial banking services) .............................   16,000    33,014
 Tokyo Electric Power Co. (Electric utility) .................    2,500    58,203
                                                                        ---------
                                                                          543,598
                                                                        ---------
 Korea 1.7%
 Kookmin Bank (Commercial bank) ..............................    1,000    13,977
 Pohang Iron & Steel Co., Ltd. (Steel producer) (b) ..........      300    40,554
                                                                        ---------
                                                                           54,531
                                                                        ---------
 Mexico 0.3%
 Cemex SA de CV (Producer and distributor of cement and
    concrete) ................................................    2,500    11,067
                                                                        ---------
 Netherlands 6.2%
 ABN AMRO Holding NV (Bank) ..................................    2,100    51,210
 DSM NV (Plastics producer) ..................................       30     3,534
 ING Groep NV (Provider of insurance and financial
    services) ................................................    1,350    74,125
 KLM Royal Dutch Air Lines NV (World-wide full service
    airline) .................................................       50     1,375
 Koninklijke (Royal) Philips Electronics N.V. (Manufacturer of
    consumer electronics) ....................................      665    68,630
                                                                        ---------
                                                                          198,874
                                                                        ---------
 Norway 0.6%
 Christiania Bank og Kreditkasse (Commercial bank) ...........    4,670    19,839
                                                                        ---------


    The accompanying notes are an integral part of the financial statements.

                                                                     Market
                                                           Shares   Value ($)
--------------------------------------------------------------------------------

 Philippines 0.6%
 Philippine Commercial International Bank (Commercial
    bank) ...............................................   3,000    19,282
                                                                   --------
 Poland 0.2%
 Bank Slaski SA (Bank) ..................................     100     6,633
                                                                   --------
 Singapore 1.0%
 Cycle & Carriage Ltd. (Distributor of motor vehicles) .. 4,000 22,561 Wing Tai Holdings Ltd. (Property investment and development, garment manufacturing, trading in fabric
    and architectural products) .........................   8,000     8,597
                                                                   --------
                                                                     31,158
                                                                   --------
 South Africa 1.3%
 AngloGold Ltd. (Holding company for group of companies
    which mine gold) ....................................     520    26,053
 Rembrandt Group Ltd. (Investment holding company) ......   2,000    14,982
                                                                   --------
                                                                     41,035
                                                                   --------
 Spain 2.2%
 Compania Espanola de Petroleos, SA (Manufacturer of
    energy products and petrochemicals) .................   2,400    28,996
 Endesa SA (Electric power utility) .....................   1,000    20,101
 Repsol SA (Manufacturer of crude oil and natural gas) ..   1,005    21,010
                                                                   --------
                                                                     70,107
                                                                   --------
 Sweden 2.9%
 LM Ericsson Telephone Co. "B" (Manufacturer of wired and
    mobile telecommunications equipment) ................   1,900    61,303
 Skandinaviska Enskilda Banken "A" (Commercial bank) ....   2,920    30,283
                                                                   --------
                                                                     91,586
                                                                   --------
 Switzerland 5.1%
 ABB Ltd. (Manufacturer of equipment for power generation
    and distribution) ...................................     285    29,084
 BK Vision AG* (Investor in banks and insurance
    companies) ..........................................     100    21,334
 Compagnie Financiere Richemont AG (Holding
    company) ............................................      15    28,534
 Holderbank Financiere Glaris AG (Bearer) (Cement
    producer) ...........................................      35    43,114
 Pargesa Holding AG (Investment firm) ...................      10    15,852
 SAirGroup (Airline) ....................................      50    10,518
 UBS AG-Registered (Provider of banking and asset
    management services) ................................      55    15,530
                                                                   --------
                                                                    163,966
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Taiwan 0.4%
 China Steel Corp. (Manufacturer and marketer of steel
    products) ...............................................     2,500    1,950
 Want Want Holdings Ltd. (Manufacturer and trader of rice
    crackers, snack foods and non-alcoholic beverages) ......     6,000   10,800
                                                                        --------
                                                                          12,750
                                                                        --------
 Thailand 0.4%
 Krung Thai Bank Public Company Co., Ltd. (Foreign
    registered) (b) .........................................    30,000   11,737
                                                                        --------
 Turkey 0.3%
 Akbank T.A.S. (Banking and investment organization) ........   750,000    9,933
                                                                        --------
 United Kingdom 18.1%
 Abbey National PLC* (Financial services) ...................       500    8,587
 Allied Domecq PLC (International food, drink and hospitality
    group) ..................................................       160    1,470
 Anglo American PLC* (International mining firm) ............       400   22,099
 Arjo Wiggins Appleton PLC (Manufacturer and distributor
    of carbonless, thermal, fine, coated, premium and
    specialty papers) .......................................     4,510   15,577
 BG PLC .....................................................     4,500   27,037
 BP Amoco PLC (Major oil company) ...........................       500    9,261
 Barclays PLC (Commercial and investment banking,
    insurance and other financial services) .................     1,100   32,639
 Blue Circle Industries PLC (Manufacturer of concrete,
    cement and heating supplies) ............................     2,000   13,776
 British Telecom PLC (Telecommunication services) ...........     1,100   16,823
 Delta PLC (Manufacturer of electrical cables) ..............     2,300    5,986
 GKN PLC (Producer of automotive, agritechnical and
    aerospace vehicles and provider of various industrial
    services) ...............................................     1,000   15,262
 General Electric Co., PLC (Manufacturer of power,
    communications and defense equipment) ...................     3,500   34,917
 Hyder PLC (Provider of infrastructure services) ............       750    6,771
 Imperial Tobacco Group PLC (Manufacturer of tobacco
    products) ...............................................     1,320   14,876
 Lonmin PLC (Miner of platinum, gold and coal) ..............       500    4,579
 National Westminster Bank PLC (Bank) .......................     4,130   84,661
 Peninsular and Oriental Steam Navigation Co. PLC
    (Shipping and transportation company) ...................     1,000   16,065
 Pilkington PLC (Manufacturer of glass for building and
    automotive markets) .....................................     1,700    2,977

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Rolls-Royce PLC (Manufacturer of aero, marine, and
    industrial gas turbines) ............................       9,000    35,749
 Royal Bank of Scotland Group PLC (Bank) ................       4,200    86,500
 Scottish Power PLC (Electric utility) ..................       3,010    27,635
 Severn Trent PLC (Supplier of water and other related
    services) ...........................................         330     4,771
 Shell Transport & Trading PLC (Petroleum company) ......       3,000    23,893
 Tarmac PLC (Manufacturer of ready-mix concrete) ........       1,568    12,734
 Thames Water PLC (Water holding company) ...............         600     8,627
 Tomkins PLC (Diversified international industrial
    company) ............................................       5,000    21,768
 United Utilities PLC (Multi-utility business) ..........       1,750    20,804
 W.H. Smith Group PLC (Book, newspaper, music and
    hardware retailer) ..................................         500     4,603
                                                                      ---------
                                                                        580,447
                                                                      ---------

Total Investment Portfolio -- 100.0% (Cost $2,859,716) (a)            3,206,482

*    Non-income producing security

(a) The cost for federal income tax purposes was $2,877,859. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $328,623. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $431,373 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $102,750.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $78,810 (2.44% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1999 aggregated $73,420. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
-------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investment securities, at market (identified cost $2,859,716) ...............   $3,206,482
Cash and foreign currency holdings, at market (identified cost $40,314) .....       40,951
Receivable for investments sold .............................................       22,720
Dividends and interest receivable ...........................................        9,072
Foreign taxes recoverable ...................................................        5,053
Due from Adviser ............................................................      176,090
Other .......................................................................          145
                                                                                ----------
Total assets ................................................................    3,460,513

Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased ...........................................       43,458
Payable for Fund shares redeemed ............................................       21,914
Other payables and accrued expenses .........................................      167,820
                                                                                ----------
Total liabilities ...........................................................      233,192
Net assets, at market value                                                     $3,227,321

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 21,945
Unrealized appreciation (depreciation) on:
  Investment securities .....................................................      346,766
  Foreign currency related transactions .....................................          666
Accumulated net realized gain (loss) ........................................      177,010
Paid-in capital .............................................................    2,680,934
Net assets, at market value                                                     $3,227,321

Net Asset Value
------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($3,227,321 / 220,899 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares
   authorized) ..............................................................   $    14.61

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the period September 1, 1998 (commencement of operations) to August 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $8,736) ............   $  79,517
Interest .......................................................       5,104
                                                                   ---------
                                                                      84,621
                                                                   ---------
Expenses:
Management fee .................................................      26,917
Services to shareholders .......................................      26,677
Custodian and accounting fees ..................................     143,189
Directors' fees and expenses ...................................      45,450
Registration fees ..............................................      12,245
Auditing .......................................................      47,700
Reports to shareholders ........................................      10,093
Organization fees ..............................................      12,500
Legal ..........................................................       9,934
Other ..........................................................       8,714
                                                                   ---------
Total expenses before reductions ...............................     343,419
Expense reductions .............................................    (296,252)
                                                                   ---------
Expenses, net ..................................................      47,167
Net investment income                                                 37,454

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     177,010
Foreign currency related transactions (net of CPMF tax $99) ....         493
                                                                   ---------
                                                                     177,503
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred India tax $2,349) .................     346,766
Foreign currency related transactions ..........................         666
                                                                   ---------
                                                                     347,432

Net gain (loss) on investment transcations .....................     524,935

Net increase (decrease) in net assets resulting from operations    $ 562,389


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     For the period
                                                                    September 1, 1998
                                                                    (commencement of
                                                                     operations) to
Increase (Decrease) in Net Assets                                    August 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................................   $    37,454
Net realized gain (loss) from investment transactions .............       177,503
Net unrealized appreciation (depreciation) on investment
   transactions during the period .................................       347,432
                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...       562,389
                                                                      -----------
Distributions to shareholders from net investment income ..........       (16,002)
                                                                      -----------
Fund share transactions:
Proceeds from shares sold .........................................     5,547,701
Net asset value of shares issued to shareholders in reinvestment of
   distributions ..................................................        15,431
Cost of shares redeemed ...........................................    (2,883,398)
                                                                      -----------
Net increase (decrease) in net assets from Fund share transactions      2,679,734
                                                                      -----------
Increase (decrease) in net assets .................................     3,226,121
Net assets at beginning of period .................................         1,200
Net assets at end of period (including undistributed net investment
   income of $21,945) .............................................   $ 3,227,321
Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .........................           100
                                                                      -----------
Shares sold .......................................................       445,751
Shares issued to shareholders in reinvestment of distributions ....         1,169
Shares redeemed ...................................................      (226,121)
                                                                      -----------
Net increase (decrease) in Fund shares ............................       220,799
Shares outstanding at end of period ...............................       220,899



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                                                      1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.00
                                                                      --------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                  .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                2.51
                                                                      --------
--------------------------------------------------------------------------------
  Total from investment operations 2.69 Less distributions:
  From net investment income                                           (.08)
                                                                      --------
--------------------------------------------------------------------------------
  Total distributions                                                  (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $14.61
                                                                      --------
--------------------------------------------------------------------------------
Total Return (%) (c)                                                   22.49
--------------------------------------------------------------------------------

Ratios and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     3
--------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets (%)             1.75
--------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
  to average daily net assets (%)                                      12.74
--------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets (%)          1.39
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             75.3
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the period September 1, 1998 (commencement of operations) to August 31, 1999.
(c) Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999
A. Significant Accounting Policies

Scudder International Value Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $4,721,913 and $2,039,207, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended August 31, 1999, the Adviser did not impose any of its management fee amounting to $26,917. Further, the Fund's reimbursement due from the Adviser at August 31, 1999 amounted to $176,090.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1999, SSC did not impose any of its fee amounting to $20,491.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1999, SFAC did not impose any of its fee amounting to $50,004.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1999, Directors' fees and expenses not imposed aggregated $22,750 and the amount imposed aggregated $22,700, all of which is unpaid at August 31, 1999.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Value Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
October 12, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid foreign taxes of $8,736 and earned $51,150 of foreign source income during the year ended August 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.23 per share as income earned from foreign sources for the year ended August 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                             Elizabeth J. Allan*
   o  Chairman of the Board and                  o  Vice President
      Director
                                               Irene T. Cheng*
 Nicholas Bratt*                                 o  Vice President
   o  President
                                               Joyce E. Cornell*
 Paul Bancroft III                               o  Vice President
   o  Director; Venture Capitalist and
      Consultant                               Susan E. Dahl*
                                                 o  Vice President
 Sheryle J. Bolton
   o  Director; Chief Executive Officer,       Philip S. Fortuna*
      Scientific Learning Corporation            o  Vice President

 William T. Burgin                             Carol L. Franklin*
   o  Director; General Partner,                 o  Vice President
      Bessemer Venture Partners
                                               Edmund B. Games, Jr.*
 Keith R. Fox                                    o  Vice President
   o  Director; Private Equity Investor
                                               Theresa Gusman*
 William H. Luers                                o  Vice President
   o  Director; Chairman and President,
      U.N. Association of America              Ann M. McCreary*
                                                 o  Vice President
 Kathryn L. Quirk*
   o  Director; Vice President and             Sheridan Reilly*
      Assistant Secretary                        o  Vice President

 Joan E. Spero                                 Shahram Tajbakhsh*
   o  Director; President, Doris Duke            o  Vice President
      Charitable Foundation
                                               John Millette*
 Thomas J. Devine                                o  Vice President and Secretary
   o  Honorary Director; Consultant
                                               John R. Hebble*
 William H. Gleysteen, Jr.                       o  Treasurer
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings                 Richard W. Desmond*
      Institution                                o  Assistant Secretary

 Wilson Nolen                                  Caroline Pearson*
   o  Honorary Director; Consultant              o  Assistant Secretary

 Robert G. Stone, Jr.                          *Scudder Kemper Investments, Inc.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



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1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



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Notes
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
Notes
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



About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com